Summary Prospectus, Prospectus and Statement of Additional Information Supplement

January 16, 2026

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated January 16, 2026 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses, Prospectuses and Statement of Additional Information dated April 30, 2025, as supplemented

Discovery Portfolio

Growth Portfolio
(the "Funds")

The portfolio management team of each of the Funds consists of Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash and Alexander T. Norton. Accordingly, all references to other portfolio managers of each of the Funds included in the Summary Prospectuses, Prospectuses and Statement of Additional Information are deleted in their entirety.

Please retain this supplement for future reference.